UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 4, 2006

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)

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
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        Florida                     000-51252                          59-2091510
------------------------     ------------------------      ---------------------------------
(State of Incorporation)     (Commission File Number)      (IRS Employer Identification No.)
------------------------     ------------------------      ---------------------------------
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                          830 Third Avenue, 14th Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip Code)

                                 (212) 355-1547
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
Item 2.01  Completion of Acquisition or Disposition of Assets
Item 3.02  Unregistered Sales of Equity Securities

On January 4, 2006, National Investment Managers Inc. (the "Company") and its wholly-owned subsidiary, VFE Merger Corp. ("Merger Company"), a Pennsylvania corporation, entered into an Agreement and Plan of Merger (the "Agreement") with Valley Forge Enterprises, Ltd., a Pennsylvania corporation ("Valley Forge"), Jack C. Holland ("Holland") and Steven R. Eyer ("Eyer"). Holland and Eyer collectively own 100% of the issued and outstanding capital stock of Valley Forge and are hereinafter sometimes referred to as the "Valley Forge Shareholders". Concurrent with the execution of the Agreement, Valley Forge merged into Merger Company resulting in the separate existence of Valley Forge ceasing and all rights, liabilities and assets being transferred to Merger Company (the "Merger") and the name of Merger Company being changed to "Valley Forge Enterprises, Ltd.". In consideration for the Valley Forge Shareholders entering into the Merger, the Company issued an aggregate of 4,150,000 shares (the "Merger Shares") of common stock of the Company to the Valley Forge Shareholders and made an aggregate payment in the amount of $3,155,500 to the Valley Forge Shareholders. The Company also granted the Valley Forge Shareholders piggy-back registration rights with respect to the Merger Shares subject to restrictions imposed by Laurus Master Fund Ltd. ("Laurus"), an investor in the Company. In the event that the Merger Shares are excluded from the registration statement filed on behalf of Laurus, then the Company shall file a registration statement registering the Merger Shares within 60 days of the Laurus registration statement being declared effective.

On closing, the Valley Forge Shareholders loaned the Merger Company $100,000 (the "Loan") for working capital purposes. On April 1, 2006, the Merger Company is obligated to pay the Loan less the amount for any liabilities paid off plus any additional assets not intended to be acquired in connection with the Merger except that the Merger Company will not be permitted to pay off such amount in the event that such payment results in the Merger Company having less than $50,000 in cash. Merger Company shall not be permitted to make transfers outside of the ordinary course of business to the Company or any other affiliate until such time that the Loan has been paid off. On closing, the Valley Forge Shareholders deposited $100,000 (the "Deposit") with the Merger Company for the purpose of securing the payment of certain outstanding receivables.

The Company utilized funds generated from the sale of its securities in private placement transactions to finance the cash component of the purchase price. No material relationship exists between the Company and Valley Forge and/or its affiliates, directors, officers or any associate of an officer or director.

The Merger Shares were offered and sold in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. The Valley Forge Shareholders are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

On January 1, 2006, the Merger Company entered into an employment agreements and non-competition, non-disclosure and non-solicitation agreements (the "Non-Compete Agreements") with each Holland and Eyer. The Non-Compete Agreements require that for a period terminating on the later of three years from the date of the Merger or one year from the date of termination of employment that Holland and Eyer not be employed with or participate in the ownership, management, operation or control of any competitor within 50 miles of Wayne, Pennsylvania, solicit or divert business from the Company or its affiliates, cause or seek to cause any party from doing business with the Company or its affiliates and hire or solicit any person that has been employed with the Company or its affiliates. Holland and Eyer are also required to keep all confidential information protected and to not disclose such information for a period of three years following their termination with the Company. The employment agreement entered between Merger Company and Holland provides that Holland shall serve as the President of Merger Company for a period of one year in consideration of a portion of the $75,000 designated for payment to Holland and Eyer, a bonus if and when earned, an option to purchase 50,000 shares of common stock of the Company at an exercise price of $0.83 per share for a period of five years and an option to purchase 50,000 shares of common stock of the Company at an exercise price of $1.00 per share for a period of five years. The employment agreement entered between Merger Company and Eyer provides that Eyer shall serve as the Vice President of Merger Company for a period of one year in consideration of a portion of the $75,000 designated for payment to Holland and Eyer, a bonus if and when earned and an option to purchase 50,000 shares of common stock of the Company at an exercise price of $1.00 per share for a period of five years.

Valley Forge Enterprises provides retirement plan services, independent insurance consulting services and investment advisory services through its subsidiaries: Valley Forge Consulting Corporation, V.F. Associates, Inc., and VF Investment Services Corp. Valley Forge operates in the Philadelphia-metro area with its offices located in Wayne, Pennsylvania.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of businesses acquired.

      Audited Financial Statements of Valley Forge Enterprises, Ltd. for the years ended December 31, 2004 and 2003 (to be filed by amendment).

      Unaudited Financial Statements of Valley Forge Enterprises, Ltd. for the nine months ended September 30, 2005 (to be filed by amendment).


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(b)   Proforma Financial Information

      Proforma Financial Information (to be filed by amendment)

(c)   Index of Exhibits.

Exhibit
Number   Description
------   -----------

10.1 Agreement and Plan of Merger Dated as of January 4, 2006 by and among Jack C. Holland, Steven R. Eyer, Valley Forge Enterprises, Ltd., VFE Merger Corp. and National Investment Managers Inc.

10.2 Employment Agreement dated January 1, 2006 by and between Steven R. Eyer and Valley Forge Enterprises, Ltd.

10.3 Employment Agreement dated January 1, 2006 by and between Jack C. Holland and Valley Forge Enterprises, Ltd.

10.4 Non-Competition, Non-Disclosure and Non-Solicitation Agreement dated January 1, 2006 by and between Steven R. Eyer and National Investment Managers Inc.

10.5 Non-Competition, Non-Disclosure and Non-Solicitation Agreement dated January 1, 2006 by and between Jack C. Holland and National Investment Managers Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL INVESTMENT MANAGERS INC.


By:      /s/ Richard Stierwalt
         ---------------------
Name:    Richard Stierwalt
Title:   President and Chief Executive Officer

Date:    January 5, 2006


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